Filed pursuant to Rule 497(e)
File Nos. 002-98772 and 811-04347

GMO TRUST

Amended and Restated Supplement dated November 6, 2012 to the

GMO Trust Multi-Class Prospectus and Statement of Additional Information,

each dated June 30, 2012

GMO U.S. Small/Mid Cap Fund

GMO U.S. Small/Mid Cap Fund pays an investment management fee to Grantham, Mayo, Van Otterloo & Co. LLC at the annual rate of 0.45% of the Fund’s average daily net assets. The sections captioned “Annual Fund operating expenses” and “Example” on page 13 of the Prospectus are replaced with the following:

Annual Fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class III
Management fee	0.45%[1]
Shareholder service fee	0.15%[1]
Other expenses	1.38%
Total annual operating expenses	1.98%
Expense reimbursement	(1.38%)[1]
Total annual operating expenses after expense reimbursement	0.60%

[1]

Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for the following expenses to the extent that they are borne by the Fund: audit expenses, fund accounting expenses, pricing service expenses, non-investment related tax expenses, transfer agency expenses, non-investment related legal expenses provided to the Fund by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. The Manager also has agreed to waive and/or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees directly or indirectly paid to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds. Management fees and shareholder service fees will not be waived below zero. These waivers and reimbursements will continue through at least June 30, 2013, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years
Class III	$122	$551	$1,006	$2,269	$91	$518	$971	$2,228

*	After reimbursement

Asset Allocation Funds

All references to the “International Equity Funds” in the Asset Allocation Fund summaries in the Prospectus are amended to include GMO Risk Premium Fund (“Risk Premium Fund”), a series of GMO Trust offered through a separate prospectus. Any GMO Asset Allocation Fund that may invest in the “International Equity Funds” may (but is not required to) invest in Risk Premium Fund, in addition to the other Funds identified in the Prospectus as “International Equity Funds.” For information about Risk Premium Fund, see “Investment in Other GMO Funds” below.

Investment in Other GMO Funds

The section captioned “Investment in Other GMO Funds” beginning on page 221 of the Prospectus is amended to include the following information:

GMO Risk Premium Fund. GMO Risk Premium Fund (“Risk Premium Fund”), a series of the Trust, is not offered by this Prospectus. Risk Premium Fund is managed by GMO.

Risk Premium Fund pays an investment management fee to the Manager at the annual rate of 0.45% of Risk Premium Fund’s average daily net assets for each class of shares. Risk Premium Fund offers Class III, Class IV, Class V and Class VI shares. Class III, Class IV, Class V, and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15%, 0.10%, 0.085% and 0.055% of the class’s average daily net assets.

Risk Premium Fund’s investment objective is total return.

The Manager will seek to achieve Risk Premium Fund’s investment objective primarily by selling (writing) put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada and Australia) stock indices.

The Manager determines which options to sell based on its assessment of the aggregate demand for put options on a given stock index. The Manager expects Risk Premium Fund to sell put options on a number of stock indices but, from time to time, Risk Premium Fund may have substantial exposures to a relatively small number of U.S. and/or international stock indices.

Risk Premium Fund may purchase and sell put and call options of any type, including options on global, regional and country stock indices and options on exchange-traded funds (“ETFs”). Risk Premium Fund may transact in exchange-traded or over-the-counter (“OTC”) options, and options utilized by Risk Premium Fund may be cash-settled or physically settled. Risk Premium Fund is also permitted to invest in other securities which the Manager believes will provide positive total return. Risk Premium Fund is permitted to invest in options and other securities tied economically to any country in the world, including emerging countries.

The Manager expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when Risk Premium Fund is selling them, which means that Risk Premium Fund plans to hold sufficient assets to cover the maximum possible loss that the Fund might sustain upon the assignment or exercise of an option sold by Risk Premium Fund.

For collateral and cash management purposes, Risk Premium Fund will invest a substantial portion of its assets in shares of U.S. Treasury Fund, U.S. Treasury bills and other highly rated securities, and unaffiliated money market funds.

A GMO Fund that invests in Risk Premium Fund is subject to all of the risks to which Risk Premium Fund is exposed. The principal risks of an investment in Risk Premium Fund include Market Risk — Equity Securities, Options Risk, Liquidity Risk, Management and Operational Risk, Focused Investment Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Market Risk — Fixed Income Securities, Credit Risk, Market Disruption and Geopolitical Risk and Large Shareholder Risk. Risk Premium Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by Risk Premium Fund may affect Risk Premium Fund’s performance more than if Risk Premium Fund were a diversified investment company. Shareholders of each GMO Fund investing in Risk Premium Fund are indirectly exposed to these risks.

GMO Benchmark-Free Allocation Fund

The sections captioned “Fees and expenses” and “Example” on page 140 of the Prospectus are replaced with the following:

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

(fees paid directly from your investment)

	Class III	Class IV
Purchase premium (as a percentage of amount invested)	0.12%	0.12%
Redemption fee (as a percentage of amount redeemed)	0.12%	0.12%

Annual Fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class III	Class IV
Management fee	0.65%[1]	0.65%[1]
Shareholder service fee	0.15%[1]	0.10%[1]
Other expenses	0.02%[2]	0.02%[2]
Acquired fund fees and expenses (underlying fund expenses)	0.35%[3]	0.35%[3]
Total annual operating expenses	1.17%	1.12%
Expense reimbursement/waiver	(0.25%)[1]	(0.25%)[1]
Total annual operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.92%	0.87%

[1]

Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for the following expenses to the extent that they are borne by the Fund: audit expenses, fund accounting expenses, pricing service expenses, non-investment related tax expenses, transfer agency expenses, non-investment related legal expenses provided to the Fund by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. This reimbursement will continue through at least June 30, 2013, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. The Manager also has agreed to waive and/or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees directly or indirectly paid to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

[2]	“Other expenses” have been restated to reflect current fees.
[3]

The amount has been restated to reflect current fees of certain underlying funds. These indirect expenses include interest expense that may be incurred by certain underlying funds and also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees and as restated), indirect interest expense, and indirect transaction fees were approximately 0.27%, less than 0.01%, and 0.08%, respectively.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years**	5 Years**	10 Years**	1 Year*	3 Years**	5 Years**	10 Years**
Class III	$118	$338	$575	$1,256	$106	$324	$560	$1,239
Class IV	$113	$322	$548	$1,198	$101	$309	$533	$1,180

*	After expense reimbursements/waivers noted in the expense table
**	Reflects fee reductions set forth in the Fund’s management contract and servicing and supplemental support agreement.

Management of the Trust

Ben Inker and Sam Wilderman are the Senior Members and Co-Directors of the Asset Allocation Division of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), and Thomas Hancock and David Cowan are the Senior Members and Co-Directors of the Quantitative Equity Division of GMO. Previously, Mr. Cowan provided research and portfolio management services to GMO’s quantitative equity portfolios since 2006. All references to the “Senior Members” of the Asset Allocation Division and the Quantitative Equity Division in the Prospectus and the Statement of Additional Information are amended to reflect the foregoing.

Distribution and Taxes

Shareholders of GMO U.S. Treasury Fund (the “Fund”) will generally begin earning dividends on their shares of the Fund on the business day following the effective date of their purchase of such shares. Fund shareholders can begin earning dividends on the same business day as the effective date of their purchase if each of the following criteria are met: (i) their order is received by the Fund prior to 11:00 a.m. Boston time on the effective date, (ii) they have requested same-day settlement and (iii) the Fund receives the purchase proceeds on the effective date. Shareholders of the Fund will generally continue to earn dividends on the effective date of their redemption from the Fund, provided that they do not request to receive their redemption proceeds on the effective date.

GMO Emerging Domestic Opportunities Fund

The following is added as a new section beginning on page 75 of the Statement of Additional Information, immediately following the “Investment Restrictions” section:

INVESTMENT GUIDELINES

The Manager has adopted the following investment guidelines for the GMO Emerging Domestic Opportunities Fund (the “Fund”). These guidelines are subject to change at the discretion of the Manager and without notice to shareholders of the Fund. These guidelines are not Fund policies or investment restrictions and investments inconsistent with these guidelines are not violations of any Fund policy or investment restriction. The Manager seeks to observe these guidelines only during periods when the Manager determines that normal market conditions exist. The Manager tests all percentage limitations set forth in these guidelines at the time of the making of an investment and an investment is not considered by the Manager to be inconsistent with these guidelines unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

(1) The Fund will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(2) The Fund will not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

This guideline does not prohibit the payment of an amount to exercise the right to acquire the identical securities, provided that the Fund maintains segregated liquid assets in an amount sufficient to exercise such right.

(3) The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

For purposes of this guideline, swap contracts on financial instruments or rates are not considered to be commodities or commodity contracts.

(4) The Fund will not invest more than the 30% of its net assets in securities classified as being in any one country. Country classification will be based on generally accepted industry standards including, but not limited to, the issuer’s country of incorporation, primary listing, domicile and/or other factors the Manager believes to be relevant.

(5) The Fund typically will not invest more than 7% of its net assets in the securities of any one company.

(6) Excluding investments made for the purpose of equitizing cash (e.g., exchange-traded funds) or serving as cash substitutes (e.g., money market funds and GMO U.S. Treasury Fund), the Fund will not invest more than 10% of its net assets in pooled investment vehicles.

(7) The Fund will not invest more than the 20% of its net assets in securities classified as being in frontier market countries. Country classification will be based on generally accepted industry standards including, but not limited to, the issuer’s country of incorporation, primary listing, domicile and/or other factors the Manager believes to be relevant.

For purposes of this guideline, frontier market countries are countries that are not included in the MSCI All Country World Index.

(8) Except for limited periods surrounding inflows and outflows, the Fund will not hold more than 10% of its net assets in cash, cash equivalents or cash substitutes (e.g., shares of money market funds or shares of GMO U.S. Treasury Fund).

(9) The Fund will not invest more than 25% of its net assets in any one industry.

(10) The Fund will typically invest in at least fifty (50) different issuers.